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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                  American Strategic Income Portfolio Inc. III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                           IMPORTANT NOTICE REGARDING
                                 YOUR INVESTMENT




                 AMERICAN STRATEGIC INCOME PORTFOLIO INC. - III

                  ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR
            DECEMBER 4, 2006 HAS BEEN ADJOURNED TO DECEMBER 21, 2006


                                                                December 7, 2006


Dear Shareholder:

The Annual Meeting of Shareholders for American Strategic Income Portfolio Inc. -- III (the "Fund"), held on December 4, 2006, has been adjourned with respect to one of the agenda items until Thursday, December 21, 2006. At the Annual Meeting, shareholders elected all nominees to the Fund's Board of Directors and ratified the selection of Ernst & Young as the Fund's independent registered public accounting firm. Shareholders adjourned the meeting with respect to the proposed change in the Fund's investment restriction governing investments in real estate investment trusts, to allow additional time to solicit votes. The proposed investment policy change must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. To date, approximately 48% of the Fund's outstanding shares have been voted on this proposal, and, of those shares, over 96% have been voted in favor of the proposal. Detailed information regarding this proposal can be found in the proxy material previously mailed to you. If you would like another proxy statement sent to you, please call 1-800-317-8033.

The reconvened Annual Meeting will be held at 10:00 a.m., Central Time, on the 4th Floor, Training Rooms A and B, U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota 55402.

THE FUND'S RECORDS INDICATE THAT YOU HAVE YET TO VOTE ON THE PROPOSED INVESTMENT RESTRICTION CHANGE. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE RECONVENED ANNUAL MEETING.

To vote your shares, the following voting options have been set up for your convenience.


[TELEPHONE GRAPHIC]        1.  VOTE BY TOUCH-TONE PHONE. You may cast your
                               vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[COMPUTER GRAPHIC]         2.  VOTE THROUGH THE INTERNET. You may cast your
                               vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[ENVELOPE GRAPHIC]         3.  VOTE BY MAIL. You may cast your vote by
                               signing, dating, and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.


Again, please do not hesitate to CALL TOLL-FREE 1-800-317-8033 if you have any questions regarding the reconvened Annual Meeting.

Thank you for your assistance with this important matter.

Sincerely,


Kathleen Prudhomme
Secretary